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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 19, 2005

                             -----------------------

                               COLOR IMAGING, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

               DELAWARE                                 1-16450                              13-3453420
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

       4350 PEACHTREE INDUSTRIAL BOULEVARD, SUITE 100, NORCROSS, GA 30071
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 840-1090

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

               Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3      SECURITIES AND TRADING MARKETS.
ITEM 3.03.     MATERIAL MODIFICATION OF RIGHTS OF SECURITY HOLDERS.

The disclosure in Item 8.01 is incorporated herein by reference.


SECTION 5      CORPORATE GOVERNANCE AND MANAGEMENT.
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The disclosure in Item 8.01 is incorporated herein by reference.


SECTION 8      OTHER EVENTS.
ITEM 8.01      OTHER EVENTS.

At the Annual Meeting of Stockholders on September 19, 2005, the stockholders of Color Imaging, Inc. (the "Company") approved three proposals for an amendment to the Company's Certificate of Incorporation to effect a reverse stock split of the Company's outstanding Common Stock using one of three ratios: one-for-1000, one-for-2500, or one-for-5000, to be followed by an additional amendment to effect a forward stock split using the inverse of the reverse split ratio. The Board of Directors was given discretion to select from among the ratios approved by the stockholders. The proposals for the amendments to the Company's Certificate of Incorporation to effect the reverse stock split and the forward stock split were disclosed in a proxy statement filed by the Company with the Securities and Exchange Commission on August 15, 2005.

After the Annual Meeting, the Board of Directors met and selected the one-for 2500 ratio, and instructed management to prepare and file the amendments reflecting that ratio. The reverse stock split will become effective at such time as the Company files Certificates of Amendment to its Certificate of Incorporation with the Delaware Secretary of State. The Board has set opening of business on September 22, 2005 as the effective date for the reverse stock split and has instructed management to file the Certificates of Amendment on that date.

In connection with the reverse stock split, stockholders who own less than 2500 shares prior to the reverse stock split will have their shares cancelled, and will receive cash in lieu of those shares at the rate of $1.10 per share. Those stockholders will receive a letter from the Company with instructions on the process for exchanging their cancelled certificates for the cash consideration. The Company estimates that approximately 665,000 shares will be cancelled at a cost to the Company of approximately $731,500.

The reverse stock split is part of a going-private transaction. After the completion of the reverse stock split, the Company estimates that it will have approximately 135 stockholders. The Company intends to terminate the SEC registration for its Common Stock and cease to be an SEC reporting company. The Common stock will no longer be quoted on the OTC Bulletin Board. The Company believes that the Common Stock will be quoted on the Pink Sheets, but can give no assurance that this will be the case. After the reverse stock split, the CUSIP number for the Common Stock will change to 196245-20-3.

In addition, on June 10, 2002 the stockholders approved an increase in the authorized number of shares of stock, as described in the Company's definitive proxy statement filed on May 8, 2002. Recently, management became aware that the amendment to record that increase was never properly filed with the Secretary of State of Delaware. All of the Company's financial reports and disclosures reflected correctly the authorized shares as filed with the Secretary of State of Delaware. To correct this oversight and thus increase the authorized number


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

of the Company's common shares of stock, the Board instructed management to file a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation with the Delaware Secretary of State to reflect the increase in authorized common shares from 20,000,000 to 30,000,000. The Company prior to the Reverse/Forward Split Amendments to effect the Company's going private transaction will file this Certificate of Amendment.

Copies of the three Certificates of Amendment (increase of authorized shares, reverse stock split, and forward stock split) are attached as Exhibits 3.1, 3.2 and 3.3 to this report, and are incorporated herein by reference.


SECTION 9      FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01(C)   EXHIBITS.

         Exhibit Number             Description

               3.1            Certificate   of  Amendment  to   Certificate   of
                              Incorporation of Color Imaging, Inc. (authorized shares)

               3.2            Certificate   of  Amendment  to   Certificate   of
                              Incorporation of Color Imaging, Inc. (reverse stock split)

               3.3            Certificate   of  Amendment  to   Certificate   of
                              Incorporation of Color Imaging, Inc. (forward stock split)




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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Color Imaging, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COLOR IMAGING, INC.




Date:  September 19, 2005           By:  /S/ MORRIS E. VAN ASPEREN
                                        ----------------------------------------
                                        Name:  Morris E. Van Asperen
                                        Title: Executive Vice  President, Chief
                                               Financial Officer and Secretary



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


                                  EXHIBIT INDEX


         Exhibit Number             Description

               3.1            Certificate   of  Amendment  to   Certificate   of
                              Incorporation of Color Imaging, Inc. (authorized shares)

               3.2            Certificate   of  Amendment  to   Certificate   of
                              Incorporation of Color Imaging, Inc. (reverse stock split)

               3.3            Certificate   of  Amendment  to   Certificate   of
                              Incorporation of Color Imaging, Inc. (forward stock split)



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